UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 4, 2006
Elcom International, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27376	04-3175156

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Oceana Way Norwood, Massachusetts	02062

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (781) 440-3333
N/A

(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
     On August 4, 2006, Elcom International, Inc. issued a press release announcing its financial results for the quarter and six months ended June 30, 2006. A copy of the press release containing the announcement regarding the quarter and six months ended June 30, 2006 financial results is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The press release furnished with this Current Report on Form 8-K is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended and is not to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Elcom International, Inc., dated August 4, 2006
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELCOM INTERNATIONAL, INC.
Date: August 4, 2006

	By:	/s/ John E. Halnen
John E. Halnen
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Elcom International, Inc., dated August 4, 2006